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                                                                    EXHIBIT 99.1



   FRANKLIN BANCORP, INC.


        CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the accompanying Quarterly Report on Form 10-Q of Franklin Bancorp, Inc. for the quarter ended March 31, 2003, I, David L. Shelp, President, Chief Executive Officer and Chief Financial Officer of Franklin Bancorp, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:



         (1) such Quarterly Report on Form 10-Q of Franklin Bancorp, Inc. for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



         (2) the information contained in such periodic report on Form 10-Q of Franklin Bancorp, Inc. for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Franklin Bancorp, Inc.




                            /s/  David L. Shelp
                           ----------------------------------------
     May 14, 2003          David L. Shelp
                           President, Chief Executive Officer
                           and Chief Financial Officer
                           (principal executive and principal financial officer)





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